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                                                                    EXHIBIT 99.1


                              SAFESKIN CORPORATION



               SPECIAL MEETING OF SHAREHOLDERS - February 8, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The shareholder of Safeskin Corporation, a Florida corporation ("Safeskin"), whose name and signature appear on the reverse side of this card, having received the Notice of Special Meeting of Shareholders and the related proxy statement/prospectus for Safeskin's special meeting of shareholders to be held at Safeskin Corporation, 12671 High Bluff Drive, San Diego, California, on February 8, 2000, at 8:00 a.m., hereby appoints Richard Jaffe and Seth Goldman, or either of them, the proxies of the shareholder, each with full power of substitution, to vote at such meeting, and at any adjournments of such meeting, all shares of Safeskin common stock, par value $.01 per share, that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, AND THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

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      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
         ENCLOSED ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, PLEASE SO
               INDICATE IN THE SPACE PROVIDED ON THE REVERSE SIDE.
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         Please mark your
     [X] votes as in this
         example.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.



                                                                                     FOR  AGAINST ABSTAIN
                                        1. Approval and adoption of the Agreement     [ ]    [ ]     [ ]
                                           and Plan of Merger, dated as of November
                                           17, 1999, among Safeskin Corporation,
                                           Kimberly-Clark Corporation and Brooks
                                           Acquisition Corp. and the transactions
                                           contemplated thereby.
                                        2. The undersigned authorizes the             [ ]    [ ]     [ ]
                                           aforementioned proxies to vote in their
                                           discretion on any other matters that may
                                           properly come before the special meeting
                                           or any adjournments thereof, subject to
                                           limitations set forth in applicable
                                           regulations under the Securities
                                           Exchange Act of 1934.

                                                       MARK HERE IF YOU PLAN TO       [ ]
                                                       ATTEND THE MEETING.
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                                        THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE
                                        VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS
                                        PROXY WILL BE VOTED FOR PROPOSAL 1.

                                        THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND
                                        RETURN THIS CARD.

                                        The undersigned hereby revokes any proxy heretofore given to vote with respect to the Safeskin common stock and hereby
                                        ratifies and confirms all that the proxies, their
                                        substitutes or any of them may lawfully do by virtue hereof.

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   SIGNATURE(S) ----------------------------------------------------------- DATE----------------

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS CARD. WHEN SHARES ARE HELD JOINTLY, BOTH
      SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
      GIVE FULL TITLE AS SUCH. WHEN EXECUTED BY A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL
      CORPORATE OR PARTNERSHIP NAME BY A DULY AUTHORIZED OFFICER OR PARTNER, GIVING TITLE. PLEASE
      SIGN, DATE AND MAIL THIS PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.
      YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.

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